Exhibit 10.54
INOVIO PHARMACEUTICALS, INC.
2016 OMNIBUS INCENTIVE PLAN

NOTICE OF GRANT OF RESTRICTED STOCK UNITS

Inovio Pharmaceuticals, Inc. (the “Company”), pursuant to its Inovio Pharmaceuticals, Inc. 2016 Omnibus Incentive Plan (the “Plan”), hereby grants to the individual listed below (“Participant”), the units of restricted stock (the “Restricted Stock Units”) as set forth below. This Award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Unit Award Agreement attached hereto as Exhibit A (the “Restricted Stock Unit Agreement”) (including without limitation the restrictions on the shares of Common Stock set forth in the Restricted Stock Unit Agreement) and the Plan, each of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant of Restricted Stock and the Restricted Stock Unit Agreement.

Participant:
Restricted Stock Units:
Grant Date:
Vesting Commencement Date:
Vesting Schedule:	[Three substantially equal consecutive annual installments on _____________, ______________ and _____________, each a “Vesting Date” respectively.]
By his or her signature below, Participant agrees to be bound by the terms and conditions of the Plan, the Restricted Stock Unit Agreement and this Grant Notice. The Participant has reviewed the Restricted Stock Unit Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Restricted Stock Unit Agreement and the Plan. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan, this Grant Notice or the Restricted Stock Unit Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

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EXECUTED by the undersigned as of the Grant Date set forth above, intending to be legally bound hereby.

PARTICIPANT	INOVIO PHARMACEUTICALS, INC.

Signature    Signature

Print Name    Print Name

Print Title
Address:

Email:
Fax:

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EXHIBIT A

INOVIO PHARMACEUTICALS, INC.
2016 OMNIBUS INCENTIVE PLAN

RESTRICTED STOCK UNITS AWARD AGREEMENT

Pursuant to the Notice of Grant of Restricted Stock Units (the “Grant Notice”) to which this Restricted Stock Units Award Agreement (this “Agreement”) is attached, Inovio Pharmaceuticals, Inc. (the “Company”) has notified Participant of the grant of Restricted Stock Units under the Inovio Pharmaceuticals, Inc. 2016 Omnibus Incentive Plan, as amended from time to time (the “Plan”), as set forth in the Grant Notice.
1.Definitions. All capitalized terms used in this Agreement without definition shall have the meanings ascribed in the Plan and the Grant Notice.
2.    Incorporation of Terms of Plan. The Award described in this Agreement (the “Award”) is subject to the terms and conditions of the Plan, which are incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.
3.    Grant. The Company hereby grants to the Participant under the Plan an award of the number of Restricted Stock Units set forth on the Grant Notice, subject to all of the terms and conditions in this Agreement and the Plan. Each Restricted Stock Unit represents the right of the Grantee to receive, if such Restricted Stock Unit becomes vested (a) shares of Common Stock, (b) a cash payment, or (c) a combination of shares of Common Stock and such cash payment.
4.    Vesting. Except as provided in Section 5 of this Agreement, the Restricted Stock Units awarded by this Agreement shall vest in accordance with the vesting provisions set forth in Grant Notice. The Restricted Stock Units shall not vest in the Participant in accordance with any of the provisions of this Agreement unless the Participant shall have been continuously employed by the Company or by one of its Subsidiaries from the Grant Date until applicable Vesting Date. The Restricted Stock Units shall immediately vest with respect to 100% of the Restricted Stock Units covered by this Agreement upon the occurrence of any of the following events: (a) termination of employment by the Company without Cause, or (b) a Change in Control. If the Participant ceases to be employed by the Company for any other reason than a termination of employment without Cause or a Change in Control prior to an applicable Vesting Date, the unvested Restricted Stock Units shall automatically be forfeited upon such cessation of employment.
5.    Payment of Restricted Stock Units. As soon as reasonably practicable following vesting, but in no event later than 30 days following the date of such lapse, the Company shall cause to be delivered to the Participant (a) the full number of shares of Common Stock underlying the vested Restricted Stock Units, (b) a cash payment determined by reference to the then-current Fair Market Value of such shares of Common Stock or (c) a combination of shares of Common Stock and such cash payment as the Administrator, in its sole discretion, shall

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determine, subject to satisfaction of applicable tax withholding obligations with respect thereto in accordance with Section 9 of this Agreement.
6.    No Rights to Awards; Non-Uniform Determinations. The Participant shall not have any claim to be granted any Awards under the Plan. Neither the Company nor the Administrator is obligated to treat Participants uniformly, and determinations made under the Plan may be made by the Administrator selectively among Participants who receive, or are eligible to receive, Awards under the Plan (whether or not such Participants are similarly situated). In the event of any dispute or disagreement as to the interpretation of the Plan or this Agreement or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to the Plan or this Award, the decision of the Administrator shall be final and binding upon all persons.
7.    Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Participant shall be addressed to the Participant at the address given beneath the Participant’s signature to the Grant Notice. By a notice given pursuant to this Section 7, either party may hereafter designate a different address for notices to be given to such party. Any notice that is required to be given to the Participant shall, if the Participant is then deceased, be given to the Participant’s personal representative if such representative has previously informed the Company of the Participant’s status and address by written notice under this Section 7. Any notice shall have been deemed duly given when sent by U.S. mail, postage prepaid; by an overnight delivery service, charges prepaid; or by confirmed facsimile.
8.    No Stockholder Rights. This Award does not give the Participant any of the rights of a stockholder of the Company unless and until shares of Common Stock are in fact issued to such person pursuant to this Award.
9.    Withholding. By Participant’s acceptance of this Agreement, the Participant agrees to reimburse the Company for any taxes required by any government to be withheld or otherwise deducted and paid by the Company in respect of any shares of Common Stock issued pursuant to this Award. In lieu thereof, the Company shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company or a Subsidiary, as the case may be, to the Participant.
10.    Issuance of Shares of Common Stock. The Participant covenants and agrees with the Company that if, with respect to any shares of Common Stock delivered to the Participant pursuant to this Agreement, there does not exist a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the “Act”), which Registration Statement shall have become effective and shall include a prospectus that is current with respect to the shares of Common Stock subject to this Agreement, (a) that Participant takes the shares of Common Stock for the Participant’s own account and not with a view to the resale or distribution thereof, (b) that any subsequent offer for sale or sale of any such shares of Common Stock shall be made either pursuant to (i) a Registration Statement on an appropriate form under the Act, which Registration Statement shall have become effective and shall be current with respect to the shares of Common Stock being offered and sold, or (ii) a specific exemption from the

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registration requirements of the Act, but in claiming such exemption, the Participant shall, prior to any offer for sale or sale of such shares of Common Stock, obtain a favorable written opinion from counsel for or approved by the Company as to the applicability of such exemption and (c) that the Participant agrees that the certificate or certificates evidencing such shares of Common Stock shall bear a legend to the effect of the foregoing.
11.    No Effect on Employment. This Agreement is not a contract of employment and the terms of the Participant’s employment shall not be affected hereby or by any agreement referred to herein except to the extent specifically so provided herein or therein. Nothing herein shall be construed to impose any obligation on the Company to continue the employment of a Participant who is employed by the Company or any of its Subsidiaries, and it shall not impose any obligation on the Participant’s part to remain in the employ of the Company or any of its Subsidiaries.
12.    Transferability. The Restricted Stock Units may not be sold, transferred or otherwise disposed of and may not be pledged or otherwise hypothecated.
13.    Amendments. Subject to the terms of the Plan, this Agreement may not be amended or modified except by a written agreement executive by the Company and the Participant or their respective successors and legal representatives.
14.    Governing Law. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of California. If any one or more provisions of this Agreement shall be found to be illegal or unenforceable in any respect, the validity and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.
15.    Complete Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto.
16.    Severability. If any one or more of the provisions contained in this Award Agreement is invalid, illegal or unenforceable, the other provisions of this Agreement will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included.

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